EXHIBIT 99.3

THE NU-GRO CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	Unaudited		Audited
As at	Mar. 31 2004	Mar. 31 2003	Sept. 30 2003
[In Thousands, Cdn $]	$	$	$

ASSETS

CURRENT
Cash	3,190	5,991	16,974
Accounts receivable, less reserves of $626 and $337 as at March 31, 2004 and 2003, respectively, and $415 at September 30, 2003	54,824	48,539	22,605
Inventories [note 3]	55,323	41,400	36,308
Prepaid and other expenses	1,788	2,219	1,852
TOTAL CURRENT ASSETS	115,125	98,149	77,739
Investment in equity accounted investee	1,460	—	879
Property, plant and equipment [note 4]	39,242	38,892	37,517
Trademarks	6,379	6,741	6,320
Goodwill	9,904	8,426	8,278
TOTAL ASSETS	172,110	152,208	130,733

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT
Bank indebtedness [note 5]	22,783	17,203	—
Accounts payable	22,848	18,382	12,076
Accrued liabilities [note 6]	9,029	11,342	9,261
Income taxes payable	816	1,283	1,914
Current portion of long-term debt [note 5]	5,225	6,008	5,617
TOTAL CURRENT LIABILITIES	60,701	54,218	28,868
Long-term debt [note 5]	8,101	11,389	9,744
Deferred income taxes	2,662	2,208	2,679
TOTAL LIABILITIES	71,464	67,815	41,291

SHAREHOLDERS’ EQUITY
Share capital [note 7]
Common stock, 17,275,042 issued and outstanding, unlimited authorized at March 31, 2004 (16,020,792 issued and outstanding at March 31, 2003)(16,128,692 issued and outstanding at September 30, 2003)	40,063	29,096	29,734
Warrants	—	1,288	1,288
Retained earnings	63,870	54,469	61,146
Accumulated other comprehensive loss	(3,287)	(460)	(2,726)
TOTAL SHAREHOLDERS’ EQUITY	100,646	84,393	89,442
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	172,110	152,208	130,733

See accompanying notes

THE NU-GRO CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

Unaudited

CONSOLIDATED STATEMENTS OF INCOME

	Three Months		Six Months
For the three and six months ended March 31	2004	2003	2004	2003
[In Thousands, Cdn $ except per share data]	$	$	$	$

NET SALES	56,313	54,355	83,370	84,897
Cost of sales, excluding depreciation	42,861	40,925	63,832	64,764
	13,452	13,430	19,538	20,133

EXPENSES
Sales, administration and marketing	5,630	5,120	10,517	9,650
Depreciation and amortization	1,389	1,320	2,710	2,664
Interest on long-term debt	216	288	448	589
Interest - other	152	186	155	180
Other income	(62)	—	(127)	—
	7,325	6,914	13,703	13,083
Income before income taxes	6,127	6,516	5,835	7,050
Income tax expense	2,273	2,296	2,143	2,530
NET INCOME	3,854	4,220	3,692	4,520

EARNINGS PER COMMON SHARE [note 8]
Basic	0.23	0.27	0.22	0.28
Diluted	0.23	0.26	0.22	0.28

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	16,798	15,917	16,463	15,906
Diluted	17,086	16,105	16,814	16,091

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Three Months		Six Months
For the three and six months ended March 31	2004	2003	2004	2003
[In Thousands, Cdn $]	$	$	$	$

Net income	3,854	4,220	3,692	4,520
Other comprehensive income:
Currency gains/(losses) on U.S. translated subsidiaries	222	(1,853)	(561)	(1,990)
COMPREHENSIVE INCOME	4,076	2,367	3,131	2,530

See accompanying notes

THE NU-GRO CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Unaudited

	Six Months
For the six months ended March 31	2004	2003
[In Thousands, Cdn $]	$	$

OPERATING ACTIVITIES
Net income	3,692	4,520
Adjustments to reconcile net income to net cash flows used in operating activities:
Depreciation and amortization	2,710	2,664
Gain on sale of property, plant and equipment	(65)	—
Changes in non-cash working capital items [note 9]	(34,610)	(28,782)
CASH USED IN OPERATING ACTIVITIES	(28,273)	(21,598)

INVESTING ACTIVITIES
Purchase of property, plant and equipment	(6,118)	(1,340)
Acquisitions [note 10]	(8,504)	(1,419)
Investment in equity accounted investee	(580)	—
Proceeds on sales of property, plant and equipment	1,000	—
CASH USED IN INVESTING ACTIVITIES	(14,202)	(2,759)

FINANCING ACTIVITIES
Bank indebtedness	22,783	17,203
Issuance of common shares for cash	9,041	460
Dividends	(968)	—
Repayment of long-term debt	(2,035)	(2,227)
CASH PROVIDED BY FINANCING ACTIVITIES	28,821	15,436

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(130)	(769)

NET DECREASE IN CASH DURING PERIOD	(13,784)	(9,690)
Cash, beginning of period	16,974	15,681
CASH, END OF PERIOD	3,190	5,991

SUPPLEMENTARY INFORMATION
Interest paid	603	769
Receipt of mortgage receivable for sale of facility	1,200	—
Issuance of promissory note payable for acquisition	—	300
Income taxes paid	3,271	3,644

See accompanying notes

THE NU-GRO CORPORATION AND SUBSIDIARIES

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Unaudited

March 31, 2004 and 2003

1.                                      DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

The Company (The Nu-Gro Corporation and its subsidiaries) manufactures and sells packaged consumer and commercial lawn and garden products including fertilizers, grass seed, soils, herbicides, rodenticides and insecticides. Nu-Gro’s brand names include CIL®, Wilson®, Vigoro®, Pickseed®, So-Green®, Plant-Prod®, Greenleaf® and Green Earth®. Through its subsidiaries in Canada and the U.S., the Company produces and distributes controlled release nitrogen raw material to the fertilizer industry worldwide.

The accompanying consolidated financial statements include the accounts and balances of the Company and its wholly owned subsidiaries.  All material intercompany transactions have been eliminated in consolidation.  The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information.  Accordingly, certain information and footnote disclosures typically included in the Company’s annual consolidated financial statements have been condensed or omitted for this report. As such, this report should be read in conjunction with the consolidated financial statements and accompanying notes in the Company’s annual consolidated financial statements and accompanying notes for the year ended September 30, 2003.

The accompanying consolidated financial statements are unaudited.  In the opinion of management, such statements include all adjustments, which consist of only normal recurring adjustments, necessary for fair presentation of the results for the periods presented.  Interim results are not necessarily indicative of results for a full year.  Because our products are used primarily in the spring and summer seasons, our business is highly seasonal.  As a result, results for the three and six months ended March 31, 2004 and 2003 are not indicative of annual results.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.                                      STOCK-BASED COMPENSATION

The Company accounts for stock options issued to employees in accordance with Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” and applies the disclosure provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” and SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure, an amendment of FASB Statement No. 123.” Under APB No. 25 and related interpretations, compensation expense is recognized using the intrinsic value method for the difference between the exercise price of the options and the estimated fair value of the Company’s common stock on the date of grant.  Consideration received by the Company on the exercise of stock options is credited to share capital.

SFAS No. 123 requires pro forma disclosure of the impact on earnings as if the Company determined stock-based compensation expense using the fair value method.  The fair value of options granted is estimated on the date of grant using the Black-Scholes option-pricing model.

THE NU-GRO CORPORATION AND SUBSIDIARIES

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Unaudited

March 31, 2004 and 2003

The following table presents net income, as reported, stock-based compensation expense that would have been recorded using the fair value method and pro forma net income that would have been reported had the fair value method been applied:

	Three Months		Six Months
For the three and six months ended March 31	2004	2003	2004	2003
[In Thousands, Cdn $ except per share data]

Net income, as reported	3,854	4,220	3,692	4,520
Stock-based compensation expense using the fair value method, net of tax	(13)	(25)	(26)	(50)
Pro forma net income	3,841	4,195	3,666	4,470

As reported – basic EPS	0.23	0.27	0.22	0.28
As reported –diluted EPS	0.23	0.26	0.22	0.28
Pro forma basic EPS	0.23	0.26	0.22	0.28
Pro forma diluted EPS	0.23	0.26	0.22	0.28

3.                                            INVENTORIES

Inventories consist of the following:

[In Thousands, Cdn $]	March 31, 2004	March 31, 2003	September 30, 2003
Raw materials and packaging	14,420	14,453	12,166
Bulk fertilizer	11,171	7,360	11,035
Packaged goods	32,550	22,211	14,855
Allowance for obsolete and slow-moving inventory	(2,818)	(2,624)	(1,748)
	55,323	41,400	36,308

4.                                            PROPERTY, PLANT AND EQUIPMENT

March 31, 2004	Cost	Accumulated Depreciation/ Amortization	Net Book Value
[In Thousands, Cdn $]
Land	1,861	—	1,861
Buildings and leasehold improvements	24,846	6,518	18,328
Machinery and equipment	33,471	15,625	17,846
Print plates	1,236	686	550
Computer software/hardware	2,804	2,147	657
	64,218	24,976	39,242

THE NU-GRO CORPORATION AND SUBSIDIARIES

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Unaudited

March 31, 2004 and 2003

March 31, 2003	Cost	Accumulated Depreciation/ Amortization	Net Book Value
[In Thousands, Cdn $]
Land	1,350	—	1,350
Buildings and leasehold improvements	22,356	5,637	16,719
Machinery and equipment	33,114	13,115	19,999
Print plates	1,117	601	516
Computer software/hardware	2,169	1,861	308
	60,106	21,214	38,892

September 30, 2003	Cost	Accumulated Depreciation/ Amortization	Net Book Value
[In Thousands, Cdn $]
Land	1,302	—	1,302
Buildings and leasehold improvements	20,955	5,964	14,991
Machinery and equipment	32,688	14,214	18,474
Print plates	1,283	749	534
Computer software/hardware	2,293	2,058	235
Assets held for sale	2,334	353	1,981
	60,855	23,338	37,517

For the three months ended March 31, 2004 and 2003 and the year ended September 30, 2003, depreciation and amortization expense on property, plant and equipment was $1,287,000, $1,194,000 and $4,867,000, respectively.  Depreciation and amortization expense on property, plant and equipment for the six months ended March 31, 2004 is $2,501,000 [$2,425,000 for the six months ended March 31, 2003].

On November 14, 2003, the Company sold its Tillsonburg facility for $2,200,000 consisting of $1,000,000 in cash and a mortgage receivable for $1,200,000.

On December 18, 2003, the Company purchased the Brantford facility it previously leased.   The purchase price was $4,500,000 including land, building and machinery and equipment.

THE NU-GRO CORPORATION AND SUBSIDIARIES

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Unaudited

March 31, 2004 and 2003

5.                   BANK INDEBTEDNESS AND LONG-TERM DEBT

[In Thousands, Cdn $]	March 31, 2004	March 31, 2003	September 30, 2003
Term bank loans payable in monthly principal installments of $274 [$333 in 2003], plus interest at rates ranging from 6.20% to 6.81%. The loans mature at dates ranging from April 2005 to November 2005. A $7.0 million first mortgage of lease and a general security agreement has been provided as collateral.	11,387	14,673	13,030

Term bank loans payable in monthly principal installments of $65 plus interest at bank prime rate plus 0.25% [0.25% to 0.75% in 2003]. The term loans mature at dates ranging from April 2004 to December 2004. A general security agreement has been provided as collateral.	1,939	2,724	2,331
	13,326	17,397	15,361
Current portion	5,225	6,008	5,617
	8,101	11,389	9,744

The Company has available to it an operating line of $35,500,000 Canadian [or U.S. equivalent] at an interest rate of bank prime [3.75% at March 31, 2004 (4.75% at March 31, 2003; 4.50% at September 30, 2003)] for Canadian dollar borrowings and U.S. base rate [4.00% at March 31, 2004 (4.25% at March 31, 2003; 4.00% at September 30, 2003)] for U.S. dollar borrowings.  As at March 31, 2004, $20,170,000 of the operating line was being utilized [$20,619,000 as at March 31, 2003; $0 as at September 30, 2003.  The bank indebtedness amounts on the accompanying consolidated balance sheets include certain amounts for outstanding checks, partially offset by positive cash balances at the Canadian subsidiaries.  Collateral for the bank revolving operating lines of credit includes a general assignment of all inventories and accounts receivable as presented on the consolidated financial statements less potential prior-ranking claims.  The facility is due and payable on demand from the bank and the bank may terminate this facility at any time, without notice or demand.

6.                   ACCRUED LIABILITIES

Accrued liabilities consist of the following:

[In Thousands, Cdn $]	March 31, 2004	March 31, 2003	September 30, 2003
Customer programs	4,520	5,125	3,635
Freight	954	585	1,213
Salaries and benefits	1,207	1,743	2,645
Other	2,348	3,889	1,768
	9,029	11,342	9,261

THE NU-GRO CORPORATION AND SUBSIDIARIES

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Unaudited

March 31, 2004 and 2003

7.                                      SHARE CAPITAL

Changes in share capital are as follows:

Six months ended	March 31, 2004		March 31, 2003
	Number of Shares/Warrants	Cdn $	Number of Shares/Warrants	Cdn $
		[000’s]		[000’s]

COMMON SHARES
Balance, beginning of period	16,128,692	29,734	15,893,292	28,631
Issued pursuant to existing warrants	1,144,350	10,323	100,000	380
Issued pursuant to existing stock options	2,000	6	27,500	85
Balance, end of period	17,275,042	40,063	16,020,792	29,096

WARRANTS
Balance, beginning of period	1,180,000	1,288	1,280,000	1,293
Warrants exercised	(1,144,350)	(1,249)	(100,000)	(5)
Warrants expired	(35,650)	(39)	—	—
Balance, end of period	—	—	1,180,000	1,288
Total balance, end of period		40,063		30,384

On or prior to February 21, 2004, 1,144,350 outstanding warrants were exercised for total consideration of $9,035,000.  A total of 35,650 warrants were not exercised and expired on February 22, 2004.

The following table presents the maximum number of common shares that would be outstanding if all instruments outstanding at March 31, 2004 were exercised:

Common shares	17,275,042
Stock options	283,900
17,558,942

THE NU-GRO CORPORATION AND SUBSIDIARIES

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Unaudited

March 31, 2004 and 2003

8.                   EARNINGS PER COMMON SHARE

The following table sets forth the computation of basic and diluted earnings per share:

	Three Months		Six Months
	2004	2003	2004	2003
Numerator for basic and diluted earnings per share available to common stockholders (000’s Cdn $)	$3,854	$4,220	$3,692	$4,520
Denominator for basic earnings per share - weighted average shares outstanding (000’s)	16,798	15,917	16,463	15,906
Effect of dilutive securities (000’s):
Warrants	—	1	—	—
Employee stock options	288	187	352	184
Dilutive potential common shares (000’s)	288	188	352	184
Denominator for diluted earnings per share - adjusted weighted average shares and assumed conversions (000’s)	17,086	16,105	16,814	16,091
Earnings per share (Cdn $)
Basic	$0.23	$0.27	$0.22	$0.28
Diluted	$0.23	$0.26	$0.22	$0.28

9.                   CHANGES IN NON-CASH WORKING CAPITAL ITEMS

	Six Months
For the three and six months ended March 31	2004	2003
[In Thousands, Cdn $]
Increase in accounts receivable	(29,230)	(27,930)
Increase in inventories	(14,041)	(7,000)
Decrease (increase) in prepaid and other expenses	103	(324)
Increase in accounts payable	9,885	4,324
(Decrease) increase in accrued liabilities	(232)	3,167
Decrease in income taxes payable	(1,095)	(1,019)
	(34,610)	(28,782)

THE NU-GRO CORPORATION AND SUBSIDIARIES

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Unaudited

March 31, 2004 and 2003

10.            ACQUISITIONS

a)              On November 3, 2003, the Company acquired certain assets and liabilities of Greenleaf Products Inc., Later Chemicals Ltd. and Midpoint Products Inc. to complement the portfolio of products and to provide customers with efficiencies in terms of sales contracts, product offering, customer service training, supply chain management and in-store merchandising.  Operating results from the acquired businesses were recorded from the date of acquisition.  The cash purchase price of $8,504,000 was allocated as follows:

[In Thousands, Cdn $]	$
Accounts receivable	3,194
Inventories	5,134
Goodwill	1,675
Trademarks	500
Property, plant and equipment	219
Accounts payable	(2,218)
8,504

As a result of these acquisitions, assuming the acquisitions had taken effect at the beginning of the period, a pro forma consolidated statement of income for the six months ended March 31, 2004 would have reported higher sales of $1,185,000 and lower net income of $175,000. Pro forma basic and diluted earnings per share would have decreased by $0.01 to $0.21.

b)             On October 10, 2002, the Company acquired the Canadian consumer water-soluble fertilizer business of Plant Products Co. Ltd.  The purchase price of $1,719,000 was allocated as follows:

[In Thousands, Cdn $]	$
Inventories	969
Property, plant and equipment	200
Trademarks	50
Goodwill	500
1,719

Funded By:

[In Thousands, Cdn $]	$
Cash	1,419
Promissory note payable	300
1,719

11.            SEGMENT INFORMATION

The Company has three reportable segments: consumer products, professional products and fertilizer raw material.

The consumer products segment comprises a variety of fertilizer, soil and pesticide products primarily for the retail lawn and garden industry in Canada.  The professional products segment comprises a variety of fertilizer and pesticide products primarily for the golf and professional industry in Canada.  The fertilizer raw material segment represents the manufacture and distribution of controlled release nitrogen raw material to the fertilizer industry worldwide.  Segments were established primarily by product type and the customer base which represents the basis upon which management, including the Chief Executive Officer who is the chief operating decision maker of the Company, reviews and assesses the Company’s financial performance.  Segment profit is the primary measure of profitability used by management to assess the Company’s financial performance.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies.  The Company accounts for inter-segment sales as if the sales were to third parties, that is, at current market prices.

THE NU-GRO CORPORATION AND SUBSIDIARIES

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Unaudited

March 31, 2004 and 2003

	CONSUMER PRODUCTS		PROFESSIONAL PRODUCTS		FERTILIZER RAW MATERIAL		TOTAL
Three months ended March 31	2004	2003	2004	2003	2004	2003	2004	2003
[In Thousands, Cdn $]
Sales to external customers	31,539	22,505	3,271	5,221	21,503	26,629	56,513	54,355
Inter-segment sales	—	—	—	—	2,826	952	2,826	952
Segment profit	6,351	4,881	839	1,091	4,567	5,664	11,757	11,636
Sales, administration and marketing							5,630	5,120
Income before income taxes							6,127	6,516

Components comprising segment profit:
Depreciation and amortization	612	519	108	100	669	701	1,389	1,320
Interest expense	251	314	50	71	67	89	368	474
Other (income)	—	—	—	—	(62)	—	(62)	—
Income tax expense (recovery)	766	734	(13)	(107)	1,520	1,669	2,273	2,296

Total assets	95,417	70,564	28,690	27,501	48,003	54,143	172,110	152,208
Capital expenditures:
Excluding business acquisitions	942	484	—	226	—	—	942	710
Business acquisitions	—	—	—	—	—	—	—	—
Additions to trademarks	—	—	—	—	—	—	—	—
Additions to goodwill	—	—	—	—	—	—	—	—

	CONSUMER PRODUCTS		PROFESSIONAL PRODUCTS		FERTILIZER RAW MATERIAL		TOTAL
Six months ended March 31	2004	2003	2004	2003	2004	2003	2004	2003
[In Thousands, Cdn $]
Sales to external customers	40,186	28,451	9,512	13,987	33,672	42,459	83,370	84,897
Inter-segment sales	—	—	—	—	3,339	4,223	3,339	4,223
Segment profit	7,215	5,496	2,466	3,064	6,671	8,140	16,352	16,700
Sales, administration and marketing							10,517	9,650
Income before income taxes							5,835	7,050

Components comprising segment profit:
Depreciation and amortization	1,035	839	334	413	1,341	1,412	2,710	2,664
Interest expense	349	415	118	189	136	165	603	769
Other (income)	—	—	(65)	—	(462)	—	(527)	—
Income tax expense (recovery)	234	257	28	(101)	1,881	2,374	2,143	2,530

Total assets	95,417	70,564	28,690	27,501	48,003	54,143	172,110	152,208
Capital expenditures:
Excluding business acquisitions	6,118	959	—	381	—	—	6,118	1,340
Business acquisitions	219	200	—	—	—	—	219	200
Additions to trademarks	500	50	—	—	—	—	500	50
Additions to goodwill	1,675	500	—	—	—	—	1,675	500

THE NU-GRO CORPORATION AND SUBSIDIARIES

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

Unaudited

March 31, 2004 and 2003

12.                         SUBSEQUENT EVENT

On April 30, 2004, the Company’s publicly held shares (Toronto Stock Exchange listed “NU”) were tendered to a subsidiary of United Industries Corporation of St. Louis, MO (“United”) under the Arrangement Agreement dated March 1, 2004 and amended March 19, 2004 in exchange for $11.00 per share at which time the Company became a 100% owned subsidiary of United.  Prior to the exchange of shares for cash, a dividend of $0.12 per share was paid to shareholders of record on April 30, 2004.  On the date of tender, all outstanding bank debt was repaid in full and credit facilities described in note 5 were cancelled.